Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 598,722,000.00
Previously Paid Amount	0.00
Total Fee Amount	82,683.51
Total Offset Amount	0.00
Net Fee	$ 82,683.51
Final Prospectus	false